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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2007
                                                         ----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-31565                 06-1377322
--------------------------------   ----------------------   --------------------
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 3.03     Material Modification of Rights of Security Holders
              ---------------------------------------------------

New York Community Bancorp, Inc. (the "Company") today announced that Haven Capital Trust I ("Haven Trust I") a subsidiary of the Company, will redeem all of its trust preferred securities. The Company currently expects to fund the redemption with the proceeds of a new issue of trust preferred securities in April 2007. Haven Trust I will redeem all $17.4 million of its fixed rate trust preferred securities (the "Haven Trust I Securities") on April 1, 2007. The redemption price for each of the Haven Trust I Securities will equal $1,052.30 (105.23% of the liquidation amount per security), plus all accrued and unpaid distributions per security to the redemption date. All distributions accruing on the Haven Trust I Securities will cease to accrue effective the redemption date.

A press release issued by the Company announcing the redemption is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01     Other Events
              ------------

The Company today announced that Roslyn Preferred Trust I ("Roslyn Trust I"), a subsidiary of the Company, will redeem all of its trust preferred securities. The Company currently expects to fund the redemption with the proceeds of a new issue of trust preferred securities in April 2007. Roslyn Trust I will redeem all $63.0 million of its floating rate trust preferred securities (the "Roslyn Trust I Securities") on April 1, 2007. The redemption price for each of the Roslyn Trust I Securities will equal the $1,000.00 liquidation amount per security, plus all accrued and unpaid distributions per security to the redemption date. All distributions accruing on the Roslyn Trust I Securities will cease to accrue effective the redemption date.

A press release issued by the Company announcing the redemption is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

       (d) Attached as Exhibit 99.1 is a press release issued by the Company on February 8, 2007, announcing the redemption of certain trust preferred securities of the Company.



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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2007                 NEW YORK COMMUNITY BANCORP, INC.



                                        /s/ Thomas R. Cangemi
                                        --------------------------------------
                                        Thomas R. Cangemi
                                        Senior Executive Vice President
                                         and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit 99.1         Press release issued on February 8, 2007.